Revenue	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Revenue [Abstract]
Revenue

3. Revenue

The following table presents the components of our revenue:

	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Cost plus fixed fee	$627,660	$2,212,062	$2,577,168	$3,635,320
Firm fixed-price	500,455	399,164	1,371,727	833,537
Firm fixed-price-vehicle lease	-	378,333	-	756,667
Total	$1,128,115	$2,989,559	$3,948,895	$5,225,524

Our performance obligations under service agreements are generally satisfied over time as the service is provided and, therefore, all revenue above has been recognized over time.

Contract Balances – Accounts receivable, net as of June 30, 2023, totaled $1,302,494 due from customers for contract billings and is expected to be collected within the next three to six months. As of December 31, 2022, accounts receivable, net totaled $1,622,434. The decrease in accounts receivable as of June 30, 2023, as compared with December 31, 2022, corresponds to the timing of the collections between periods. As of June 30, 2023, and December 31, 2022, allowances for doubtful accounts included in accounts receivable totaled $9,963. Bad debt expense was $0 for the three and six months ended June 30, 2023. Bad debt expense was $0 and $17,827, respectively, for the three and six months ended June 30, 2022.

Contract assets include unbilled amounts typically resulting from sales under contracts when the cost-to-cost method of revenue recognition is utilized, and revenue recognized exceeds the amount billed to the customer. Contract assets are recorded at the net amount expected to be billed and collected. Contract assets increased $37,341 in the first six months of 2023, primarily due to the timing of the billing for the recognition of revenue related to the satisfaction or partial satisfaction of performance obligations.

Contract liabilities include billings in excess of revenue recognized and accrual of certain contract obligations. The Company had no contract liabilities as of June 30, 2023, and December 31, 2022, respectively.

Unfulfilled Performance Obligations – As of June 30, 2023, we expect to recognize approximately $8.0 million of revenue in future periods from unfulfilled performance obligations from existing contracts with customers.

The following table summarizes the expected revenue from our unfilled performance obligations as of June 30, 2023:

	Expected Revenue from Unfulfilled Performance Obligations by Period
($ in millions)	Total	2023	2024

Unfulfilled performance obligations:
Performance obligations	$8.0	$2.6	$5.4
Total unfulfilled performance obligations	$8.0	$2.6	$5.4

If any of our contracts were to be modified or terminated, the expected value of the unfulfilled performance obligations of such contracts would be reduced.

3. Revenue

The following table presents the components of our revenue:

	Year Ended December 31,
	2022	2021
Cost plus fixed fee	$6,898,450	$2,856,858
Firm fixed-price	3,023,176	4,978,015
Firm fixed-price-vehicle lease	1,513,333	756,667
Total	$11,434,959	$8,591,540

Our performance obligations under service agreements are generally satisfied over time as the service is provided and, therefore, all revenue above has been recognized over time.

In June 2021, we signed a Subcontractor Agreement with an unrelated third party to provide engineering, design, development, and other services which also includes a lease for an Aquanaut vehicle (“Vehicle Lease”). The Vehicle Lease is for a total of $2,270,000, or $126,111 per month for 18 months. Service revenue for the Vehicle Lease totaled $1,513,333 and $756,667, respectively, for the years ended December 31, 2022 and 2021. The Vehicle Lease was classified as an operating lease and revenue was recognized on a straight-line basis over the lease term until its completion in December 2022.

Contract Balances — Accounts receivable, net at December 31, 2022 totaled $1,622,434 due from customers for contract billings and is expected to be collected within the next three to six months. At December 31, 2021, accounts receivable, net totaled $794,136. The increase in accounts receivable at December 31, 2022 as compared with December 31, 2021 corresponds to the higher revenue recognized in 2022 from new customer contracts. At December 31, 2022 and December 31, 2021, allowances for doubtful accounts included in accounts receivable totaled $9,963 and $0, respectively. Bad debt expense was $9,963 and $0, respectively, for the years ended December 31, 2022 and 2021.

Contract assets include unbilled amounts typically resulting from sales under contracts when the cost-to-cost method of revenue recognition is utilized, and revenue recognized exceeds the amount billed to the customer. Contract assets are recorded at the net amount expected to be billed and collected. Contract assets decreased $319,480 during 2022, primarily due to the timing of the billing for the recognition of revenue related to the satisfaction or partial satisfaction of performance obligations.

Contract liabilities include billings in excess of revenue recognized and accrual of certain contract obligations. The Company had no contract liabilities at December 31, 2022. Contract liabilities at December 31, 2021 included $306,791 of billings in excess of revenue recognized and $67,000 for contract completion obligations associated with a customer contract for a modified Aquanaut vehicle and are included in “Accrued liabilities” in the December 31, 2021 consolidated balance sheet. These amounts were recognized in the consolidated statements of operations during 2022.

Unfulfilled Performance Obligations — As of December 31, 2022, we expect to recognize approximately $11.1 million of revenue in future periods from unfulfilled performance obligations from existing contracts with customers.

The following table summarizes the expected revenue from our unfilled performance obligations as of December 31, 2022:

($ in millions)	Expected Revenue from Unfulfilled Performance Obligations by Period
	Total	2023	2024
Unfulfilled performance obligations:
Performance obligations	$11.1	$7.0	$4.1
Total unfulfilled performance obligations	$11.1	$7.0	$4.1

If any of our contracts were to be modified or terminated, the expected value of the unfilled performance obligations of such contracts would be reduced.